Exhibit 99.01

October 2014 © 2014 Tonix Pharmaceuticals Holding Corp. NASDAQ: TNXP

Safe harbor s tatement Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our ability to continue as a going concern ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payer reimbursement ; limited sales and marketing efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration (the “FDA”) clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the amended Annual Report on Form 10 - K for the year ended December 31 , 2013 , as filed with the Securities and Exchange Commission (the “SEC”) on March 28 , 2014 and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . 2

New approaches to treating CNS disorders First - in - class medicines for common disorders of the central nervous system (CNS) Innovative treatment paradigms Late stage candidates Large unmet medical needs To enter 2015 with three clinical development programs 3 Fibromyalgia Post - Traumatic Stress Disorder Episodic Tension - Type Headache TNX - 102 SL TNX - 201 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX - 201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication.

Pipeline led by TNX - 102 SL for fibromyalgia Preclinical Phase 1 NDA Market Candidate Indication Phase 2 Phase 3 TNX - 102 SL 2019E TNX - 102 SL Fibromyalgia 2018E TNX - 201 2019E 4 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX - 201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication. 2018E 2017E 2018E Begin 1H15 Begin 4Q14 4Q14 Begin 1H15

Fibromyalgia market opportunity

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*Estimated to affect 5 - 15 million U.S. adults**

Three FDA approved prescription medications:

Class	Product	Company	Approval Year in FM	2012 U.S. Sales in FM**
Membrane Stabilizer	Lyrica®	Pfizer	2007	$475 million
SNRI	Cymbalta®	Eli Lilly	2008	$600 million
	Savella®	Forest	2009	$100 million

Tonix is pursuing a different approach:

Sleep Quality	TNX-102 SL	Tonix	2017E	

** Lawrence et al, Arthritis Rheum 2008;58:26-35; Vincent et al, Arthritis Care Res 2013;65:786-792.*
*** Estimates based on information from publicly-available sources*

SNRI = Serotonin Norepinephrine Reuptake Inhibitor

TONIX PHARMACEUTICALS

Restorative sleep improves pain and other fibromyalgia symptoms >90% of fibromyalgia patients complain of poor sleep quality* Sleep quality improvement is not a feature of approved therapeutic options Proof - of - concept study Phase 2a results with very low dose oral cyclobenzaprine (CBP) published in 2011 TNX - 102 SL: sublingual tablet formulation of CBP Pharmacokinetic profile well - suited to bedtime administration and chronic use Preliminary top line results from Phase 2b BESTFIT trial reported in September 2014 Provides basis for advancing into Phase 3 development * Swick , Ther Adv Musculoskel Dis 2011;3:167 - 178. ** Moldofsky et al., J Rheum 2011;38:2653 - 63. TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication. Sleep quality is a new target for fibromyalgia therapy 6

BESTFIT Phase 2b trial in fibromyalgia complete 7 BESTFIT = BEdtime Sublingual TNX - 102 SL as Fibromyalgia Intervention Therapy Randomized, double - blind, placebo - controlled trial 2010 American College of Rheumatology diagnostic criteria for fibromyalgia 205 participants were randomized 1:1 at 17 U.S. sites One sublingual tablet of TNX - 102 SL 2.8 mg or placebo daily at bedtime for twelve weeks Primary efficacy endpoint M ean change from baseline in the daily diary pain score during week 12 11 - point (0 - 10) Numerical Rating Scale (NRS) to assess prior 24 - hour average pain intensity First Patient – First Dose September 2013 Last Patient – Last Dose August 2014 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TNX-102 SL improved pain in fibromyalgia in the BESTFIT study

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Outcome Measure at Week 12	Intent-to-Treat Population†	*p* value	Method
Daily Pain Diary, NRS	Mean Change**	0.086 0.172	MMRM JTC-MI
Daily Pain Diary, NRS	Proportion Achieving 30% Improvement*	0.030	LR
Clinic NRS 7-day pain recall	Mean Change	0.029	MMRM
FIQ-R Pain Item	Mean Change	0.004	MMRM

NRS = Numeric Pain Scale; **FIQ-R** = Fibromyalgia Impact Questionnaire-Revised
MMRM = Mixed-Effect Model Repeated Measure; **JTC-MI** = Jump to Control-Multiple Imputation (FDA-preferred analysis); **LR** = Logistic Regression

** Declared primary endpoint; was primary endpoint for FDA approvals of Lyrica and Cymbalta
* Declared secondary endpoint; was primary endpoint for FDA approval of Savella
† N=205 (TNX-102 SL N=103, placebo N=102)

$p < 0.05$ → achieved statistical significance

Source: Phase 2b BESTFIT preliminary top line results
TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

TNX-102 SL improved sleep quality in fibromyalgia in the BESTFIT study

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Outcome Measure at Week 12	Intent-to-Treat Population	*p* value	Method
Daily Sleep Quality Diary, NRS	Mean Change*	<0.001	MMRM
PROMIS Sleep Disturbance	T-score Change*	0.003 0.004	MMRM JTC-MI
FIQ-R Sleep Quality Item	Mean Change	<0.001	MMRM

PROMIS = Patient-Reported Outcome Measures in Sleep

* Declared secondary endpoint

$p < 0.05$ → achieved statistical significance

Source: Phase 2b BESTFIT preliminary top line results
TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

TNX-102 SL broadly improved fibromyalgia symptoms in the BESTFIT study

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Outcome Measure at Week 12	Intent-to-Treat Population	*p* value	Method
Patient Global Impression of Change	Responder Analysis*	0.025	LR
FIQ-R Total Score	Mean Change*	0.014 0.015	MMRM JTC-MI
FIQ-R Symptom Domain	Mean Change	0.004	MMRM
FIQ-R Function Domain	Mean Change	0.060	MMRM
FIQ-R Anxiety Item	Mean Change	0.015	MMRM
FIQ-R Sensitivity Item	Mean Change	0.017	MMRM
FIQ-R Stiffness Item	Mean Change	0.039	MMRM

* Declared secondary endpoint

$p < 0.05$ → achieved statistical significance

Source: Phase 2b BESTFIT preliminary top line results
TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

TNX - 102 SL was well - tolerated in the BESTFIT study 11 No serious adverse events (SAE) reported Most frequent local adverse events were administration site reactions Previously reported in TNX - 102 SL Phase 1 studies; no detectable bias on efficacy results Transient tongue numbness (41.7% TNX - 102 SL vs. 1.0% placebo) Abnormal taste (7.8% TNX - 102 SL vs. 0.0% placebo) Trial completion rates of 86% with TNX - 102 SL vs. 83% with placebo Systemic adverse events reported by at least 3.0% of the total study population TNX - 102 SL (N=103) Placebo (N=101) Total (N=204) Somnolence 1.9 6.9 4.4 Dry Mouth 3.9 4.0 3.9 Back Pain 4.9 3.0 3.9 Source: Phase 2b BESTFIT preliminary top line results TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

End - of - Phase 2 clinical/non - clinical meeting held with FDA in February 2013 Acceptable to submit 505(b)(2) New Drug Application ( NDA) Required clinical studies to support NDA: • Two adequate and well - controlled efficacy and safety trials in fibromyalgia patients Primary endpoint based on change in weekly mean pain scores • One - year exposure data to support chronic use label • Definitive repeat dose pharmacokinetic “bridging” study Phase 2b BESTFIT study confirmed a ctivity and tolerability Statistically - significant improvements across key fibromyalgia symptoms were observed Systemic tolerability similar to placebo was observed 2.8 mg daily dose confirmed for future development Phase 3 program to initiate in 1H 2015 To seek guidance from FDA on 30% responder analysis as prospective primary endpoint Approval of Savella ® (2009) was based on a 30% responder analysis Registration program for TNX - 102 SL in fibromyalgia 12 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TNX - 102 SL to enter Phase 2 for PTSD this quarter Preclinical Phase 1 NDA Market Candidate Indication Phase 2 Phase 3 Post - Traumatic Stress Disorder TNX - 102 SL 2019E TNX - 102 SL 2018E TNX - 201 2019E 13 2018E 2017E 2018E Begin 1H15 Begin 4Q14 4Q14 Begin 1H15 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX - 201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication.

Post - traumatic stress disorder is a chronic, debilitating condition High incidence among soldiers and veterans, but experiencing any trauma can lead to PTSD Associated with suicide and unpredictable, violent behaviors Patients desperate despite two FDA approved drugs; no new treatment in >10 years Among 8.5 million U.S. patients, approximately half are receiving medical treatment * FDA approved prescription medications: Tonix is pursuing a different approach: PTSD: a significant and growing public health problem 14 Class Product Company Approval Year in PTSD SSRI Paxil ® Glaxo 2001 Zoloft ® Pfizer 1999 Sleep Quality TNX - 102 SL Tonix 2019E * Kessler et al, Arch Gen Psych 2005;62:617 - 627; Wang et al., Arch Gen Psych 2005;62:629 - 640. SSRI = Selective Serotonin Reuptake Inhibitor

Rationale for developing TNX - 102 SL for PTSD 15 Overlap between PTSD and fibromyalgia ~50 % of fibromyalgia or PTSD patients meet criteria for the other disorder Patients experience disturbed sleep Widespread pain is considered “co - morbid” with PTSD Opioid, benzodiazepine, other sedative - hypnotic drug misuse common TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

Sleep quality is a new target for PTSD therapy

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Poor sleep quality after trauma is linked to onset of PTSD

PTSD patients complain of poor sleep quality as a core symptom
- Distressing dreams (nightmares) are part of "re-experiencing"
- Restless sleep is part of "hyper-arousal"
- Correlated with depression, substance abuse and suicide

Military-related PTSD is an unmet need
- Evidence suggests that SSRIs may be ineffective in military-related PTSD

Response of PTSD in men to SSRIs has not been adequately studied
- Insufficient evidence to recommend treatment with sertraline or paroxetine

TNX-102 SL targets mechanisms associated with treating disturbed sleep in PTSD

TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

17 TNX - 102 SL acts on neurotransmitter systems intrinsic to sleep physiology Serotonin and Norepinephrine Antagonist and Reuptake Inhibitor (SNARI) Blocks serotonin and norepinephrine reuptake Selectively b locks serotonin 2A and α - 1 adrenergic receptors TNX - 102 SL TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

18 Mechanistic relationship of TNX - 102 SL with trazodone and prazosin Trazodone blocks serotonin reuptake and 2A receptors Prazosin blocks α - 1 adrenergic receptors TNX - 102 SL TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

PTSD program with TNX-102 SL

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Phase 2 study of TNX-102 SL in military-related PTSD ("AtEase") to begin in 4Q 2014

Fibromyalgia program informs development of TNX-102 SL in PTSD

- Safety data from fibromyalgia studies are potentially supportive for PTSD program
- Efficacy data support potential for activity in PTSD
  - Improvements in several analyses of BESTFIT that relate to PTSD core symptoms: sleep; FIQ-R sensitivity; and FIQ-R anxiety
- 2.8 mg dose supported by BESTFIT study results

TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

"AtEase" Phase 2 trial of TNX-102 SL in PTSD

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To begin enrollment in 4Q 2014

TNX-102 SL at bedtime once-daily
2.8 mg — *N = 88*

TNX-102 SL at bedtime once-daily
5.6 mg — *N = 44*

Placebo at bedtime once-daily
N = 88

12 weeks → ***open-label extension***

Randomized, double-blind, placebo-controlled trial in military-related PTSD

N=220; approximately 25 U.S. clinical sites

Primary efficacy endpoint:
Difference in Clinician-Administered PTSD Scale (CAPS) score between TNX-102 SL 2.8 mg and placebo

TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

TNX - 201 in development for episodic tension - type headache Preclinical Phase 1 NDA Market Candidate Indication Phase 2 Phase 3 TNX - 102 SL 2019E TNX - 102 SL 2018E TNX - 201 Episodic Tension - Type Headache 2019E 21 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX - 201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication. 2018E 2017E 2018E Begin 1H15 Begin 4Q14 4Q14 Begin 1H15

Episodic tension - type headache (ETTH) * Schwartz et al., JAMA 1998;279:381 - 383; Chowdhury, Ann Ind Acad Neurol 2012;15:83 - 88; company analysis of public literature. ** Scher et al., Cephalalgia 2010;30:321 - 328; company analysis of public literature. 70 million adults in the U.S. experience frequent episodic tension - type headaches* Constant band of pressure on the back/sides of head; “squeezed in a vice” feeling “Frequent” = one to 15 headaches per month over a three - month period Approximately 60% receive treatment** All of the FDA approved prescription medications contain barbiturates Over - the - counter medications are inadequate for many No new medications introduced for >40 years Class Product Company Regulatory Status Approval Year in ETTH Barbiturate Fiorinal ® Actavis Approved NDA 1990 Fioricet ® Actavis Approved NDA 1992 Barbiturate + Opiate Fioricet with Codeine ® Actavis Approved NDA 1992 22

TNX - 201 to enter clinical development in 2014 Novel molecular mechanism Based on proprietary discoveries by Tonix Non - barbiturate, non - opioid Mechanism of action distinct from acetaminophen and barbiturates Comparative pharmacokinetic and safety study to be conducted in 4Q 2014 TNX - 201 IND cleared by FDA in October 2014 Large Phase 2 efficacy study to begin in 1H 2015 23 TNX - 201 ( isometheptene mucate single isomer) is an Investigational New Drug and is not approved for any indication.

Intellectual property Composition - of - matter (eutectic) Patents filed Protection expected to 2034 Pharmacokinetics (PK) Patents filed Protection expected to 2033 Method - of - use Fibromyalgia: patents issued, 3Q 2020 expiry PTSD: patents filed TNX - 102 SL Fibromyalgia, PTSD TNX - 201 H eadache Composition - of - matter (isomer) Patents filed Protection expected to 2033 All IP wholly - owned by Tonix without obligations to others 24 TNX - 102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX - 201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication.

Financial summary NASDAQ: TNXP Cash reported at June 30 , 2014* $ 43.9 million Net cash used in operations in 2Q14 $ 5.7 million Shares outstanding † 10.8 million * Does not include $7.2 million in net proceeds from stock offering in July 2014. 25 † As of October 27, 2014

Bruce Daugherty, PhD Chief Scientific Officer Seth Lederman, MD Chief Executive Officer Management team Leland Gershell, MD, PhD Chief Financial Officer Don Kellerman, PharmD SVP, Clinical Development & Regulatory Affairs 26

Milestones – recent and upcoming

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TNX-102 SL – Fibromyalgia

- ☑ September 2014 – Reported top line results from Phase 2b BESTFIT study
- ☐ 1H 2015 – Begin Phase 3 program

TNX-102 SL – Post-Traumatic Stress Disorder

- ☑ June 2014 – Received IND clearance
- ☐ 4Q 2014 – Commence Phase 2 AtEase study in military-related PTSD

TNX-201 – Episodic Tension-Type Headache

- ☑ October 2014 – Received IND clearance
- ☐ 4Q 2014 – Commence and complete clinical pharmacology study
- ☐ 1H 2015 – Begin Phase 2 program

TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg and TNX-201 (isometheptene mucate single isomer) are Investigational New Drugs and are not approved for any indication.

TONIX PHARMACEUTICALS

October 2014 © 2014 Tonix Pharmaceuticals Holding Corp. NASDAQ: TNXP